UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2014

ALLIED NEVADA GOLD CORP.
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9790 Gateway Drive, Suite 200 Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)
(775) 358-4455
(Registrant’s Telephone Number, Including Area Code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On January 24, 2014, Allied Nevada Gold Corp. (the “Company”) and West Kirkland Mining Inc. (“WKM”), a British Columbia corporation, entered into a letter agreement (the “Agreement”) setting forth the principal terms and conditions under which the Company agrees to sell (the “Sale”) to WKM the following property (the “Property”): (i) the Hasbrouck property which consists of twenty-eight (28) patented mining claims and five hundred eighty-three (583) unpatented mining claims encompassing approximately twelve thousand six hundred thirty acres located in Esmeralda County, Nevada, (ii) the nearby one hundred (100) unpatented mining claims and six (6) patented claims, comprising approximately one thousand eight hundred ninety acres (“Three Hills”), located in Nye County and Esmeralda County, Nevada and (iii) certain exploration properties.
The purchase price for the Property is $30,000,000, including a non-refundable payment of $500,000 by WKM to the Company upon execution of the Agreement. An additional $19,500,000 shall be paid by WKM to the Company at the closing of the transaction (the “Closing Date”) which shall occur no later than 90 days after the execution of this Agreement. The final $10,000,000 is to be paid to the Company by WKM within 30 months of the Closing Date. If the final payment is not made or if the Company elects to decline the final payment and retain an interest in the Property, the Property will be placed into a joint venture with WKM holding a 75% interest and the Company retaining a 25% interest. The Sale is subject to the completion and execution by WKM and the Company of a purchase and sale agreement, regulatory approvals, WKM’s ability to secure financing and additional customary conditions.
The foregoing description of the Agreement is a summary and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. On January 27, 2014, the Company issued a press announcing the Sale. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.
On January 28, 2014, the Company issued a press release announcing it had initiated a milling and oxidation pilot plant study and hired Garry Keizer as Vice President, Capital Projects. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 including the press release attached as Exhibit 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit

10.1	Letter Agreement, dated January 24, 2014, between Allied Nevada Gold Corp. and West Kirkland Mining Inc.
99.1	Press release of Allied Nevada Gold Corp. dated January 27, 2014.
99.2	Press release of Allied Nevada Gold Corp. dated January 28, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2014	Allied Nevada Gold Corp.

	By:	/s/ Stephen M. Jones
Stephen M. Jones
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Letter Agreement, dated January 24, 2014, between Allied Nevada Gold Corp. and West Kirkland Mining Inc.
99.1	Press release of Allied Nevada Gold Corp. dated January 27, 2014.
99.2	Press release of Allied Nevada Gold Corp. dated January 28, 2014.